BK TECHNOLOGIES


POLICE

First Quarter 2024 Earnings Results

Thursday, May 9, 2024

NYSE American: BKTI

Safe Harbor Statement

This presentation contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to, statements regarding the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks, some of which have been, and may further be, exacerbated by the COVID-19 pandemic and the ongoing war in Ukraine, include, among others, the following: changes or advances in technology; the success of our land mobile radio product line; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned new BKR Series product line; competition in the land mobile radio industry; general economic and business conditions, including federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the ongoing effects of the COVID-19 pandemic and the ongoing war in Ukraine, including the impact of related sanctions being imposed by the U.S. Government and the governments of other countries, impact of potential reprisals as a consequence of the war in Ukraine and any related sanctions; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of the COVID-19 pandemic or the ongoing war in Ukraine on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies, as well as any further impact resulting from the COVID-19 pandemic or the ongoing war in Ukraine; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events, such as the COVID-19 pandemic and the ongoing war in Ukraine; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

Technology Leader in the Critical Communications Industry

Land Mobile Radios (LMRs) Drive Profits Today


BKR 9000

Single-band, multiband radios and accessories

New SaaS Business Unit Represents Longer-Term Vision


BK
InteropONE
TECHNOLOGIES

Next generation solutions combining LMR and LTE/5G to create seamless connectivity among first responders

BK TECHNOLOGIES

First Quarter 2024 Highlights

Increased Profitability, Gross Margins, and Backlog

- Third consecutive quarter of profitability; 1Q24 EPS of $0.19
- Improved gross margin compared to 1Q23 driven by BKR 9000 adoption and cost reduction initiatives
- Strong demand for BKR 5000 driven by USDA orders
- Increased backlog to $19M in 1Q24

Completed Transfer of BKR 5000 Manufacturing to East West

- Fully transferred BKR 5000 manufacturing responsibilities to East West location in Juarez, Mexico
- Expect to realize meaningful long-term reductions in manufacturing costs that will provide enhanced gross margin profile

Multiband Mobile Development Project Underway

- Launched multi-year, multimillion-dollar development program for the BKR 9500 Multiband Mobile Radio
- BKR 9500 is a companion mobile radio to the BKR 9000 portable radio
- Expect to begin realizing revenue in fiscal 2027

Cost Reduction Initiatives and Shifting Product Mix Driving Enhanced Profitability


Quarterly Revenue and Earnings Per Share
$ in millions
25
20
15
10
5
0
$0.30
$0.20
$0.10
$0.00
-$0.10
-$0.20
-$0.30
-$0.40
1Q23
2Q23
3Q23
4Q23
1Q24
Revenue
EPS

- Consistent revenue YoY
- Net income of $681,000 and EPS of $0.19
- Three consecutive quarters of profitability

Improving Gross Margin


Global Supply Chain Disruption
2022 (GM 19.3%)
Margin Recover/ Cost Reduction
2023 (GM 30%)
Return to Historical Margin Level of 35+%
2024
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.4%
14.2%
18.8%
21.7%
26.1%
27.4%
31.9%
35.1%
34.5%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1

Transition to East West Manufacturing Underway

Fully transferred BKR 5000 manufacturing responsibilities to East West location in Juarez, Mexico

→

Production at Melbourne, FL facility has ceased, phase 1 of staff reduction completed

→

Transfer team of BK and EW employees **moving production of KNG and BKR 9000 radios to East West by end of Q3**

Transition to contract manufacturing expected to reduce costs and drive efficiencies, allowing Melbourne facility to focus on new product introduction

New BKR Series Radios Are Driving Revenue Growth



June 2020 — BKR 5000 single band radio is launched

2020-2021 — BKR 5000 demand begins to ramp

December 2021 — BKR 5000 demand drives record bookings

2022 — BKR 5000 demand surges

December 2022 — BKR 5000 demand drives breakout bookings

May 2023 — BKR 9000 multiband radio is launched

2023-2024 — BKR 9000 demand begins to ramp

May 2024 — BKR 9500 multiband mobile multi-year development program announced; revenue expected in 2027



BKR 9500 Multiband Mobile Radio Development Underway


N.Y.
54
N.Y. 249

Installed into first responder vehicles, the BKR 9500 is the companion multiband mobile radio to the BKR 9000 multiband portable radio

Multi-year, multimillion-dollar program underway, capitalizing development costs to align development expense with BKR 9500 revenue

Expect revenue to commence in 2027

Multiband Technology Transforming Addressable Market


~$2.3B
*
~$200M*

- **ADDRESSABLE MARKET WITH BKR Series Radios**
  Current addressable market primarily uses single band radios; demand is increasing for premium multiband products

  Multiband capability significantly expands market opportunity in multiple verticals:

  ✓ Police
  ✓ EMS
  ✓ Structural fire
  ✓ Military
  ✓ Public service
  ✓ Utility

- **ADDRESSABLE MARKET WITH Single Band BKR 5000**
  Current BK market share of ~20%*
  Majority of current revenue from Wildland Fire vertical

*Company estimates

Update on SaaS Business Unit

- **Received USPTO patent approval** for InteropONE technology
- IWCE 2024 showcased **patent-pending IntelliPTT feature** enabling push-to-talk-over-broadband capabilities for BKR 5000 and BKR 9000 customers
- InteropONE with IntelliPTT driving interest in BKR 9000


InteropONE®
Server
Cellular, WiFi
BKR 9000
BKRplay™ IntelliPTT
InteropONE®

1Q24 Financial Results

Income Statement

(in thousands)	1Q24	1Q23
Sales	$18,232	$18,721
Gross Margin	34.5%	26.1%
SG&A	$5,305	$5,882
Operating Income (loss)	$984	$(987)
Net Income (loss)	$681	$(1,270)
EPS	$0.19	$(0.37)
Adjusted EBITDA	$1,410	$(696)

Balance Sheet

(in thousands)	As of 3.31.24	As of 12.31.23
Cash & Cash Equivalents	$3,296	$3,456
Working Capital	$18,347	$16,784
Long-Term Debt	None	None

[1] Adjusted EBITDA is a non-GAAP financial measure management uses in evaluating the company's core operating performance and is defined as EBITDA excluding the impact from interest expense, income tax provision (benefit), depreciation and amortization, severance, and inventory write-off – new product introduction. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

2024 Targets Remain on Track

Revenue Consistent with 2023

- BKR 5000 demand and increased adoption of BKR 9000 driving consistent revenues
- Continue to establish market for BKR 9000 and lay groundwork for growth in 2025

Improving Gross Margins

- Margin profile continues to improve related to cost reduction programs and shifting product mix

FY '24 EPS >$1.50

- Expect incremental increases in EPS throughout 2024

Summary: Creating Value for All of Our Stakeholders

Trusted Brand Deeply Embedded in the Industry

BKR Product Line Exponentially Expanding Addressable Market Opportunities

SaaS Capabilities Expand our TAM & Complement LMR Products

Transition to Asset-Light Model

Expanding Solutions Support Long-Term Organic Revenue Growth

Improving Margins and Growing Net Profitability

BK TECHNOLOGIES



Q&A

Appendix



Reconciliation of Non-GAAP Metrics

	Three Months Ended	
Non-GAAP Adjusted EBITDA (in thousands)	**3/31/24**	**3/31/23**
Net Income/(Loss)	$681	$(1,270)
Adjustments to reconcile net income/(loss) to EBITDA		
Interest expense, net	174	144
Income tax provision (benefit)	21	-
Depreciation and amortization	407	378
EBITDA	1,284	(749)
Severance	127	52
Adjusted EBITDA	$1,410	$(696)
Adjustments to reconcile net income (loss) to Adjusted EPS (non-GAAP)		
Net Income/(Loss)	$681	$(1,270)
Net realized and unrealized (gain) loss on investments	91	113
Stock-based compensation expense	175	113
Severance	127	52
Adjusted Earnings (Loss) (Non-GAAP)	$1,074	$(978)
Adjusted earnings (loss) per share - basic	$0.30	$(0.29)
Adjusted earnings (loss) per share - diluted	$0.30	$(0.29)
Weighted average common shares outstanding, basic	3,539	3,397
Weighted average common shares outstanding, diluted	3,554	3,397

BK TECHNOLOGIES

BK
TECHNOLOGIES


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